Putnam
High Income
Bond Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03


[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that during the six months ended February 28, 2003, Putnam High Income Bond Fund turned in positive results, outperforming both its primary benchmark index and its Lipper category average. You will find the details on page 7. As you will see in the management report that follows, this outcome was helped by the spread in yields that favored the lower-rated issues in which your fund typically invests, as well as by the ongoing stock market volatility that continues to drive equity investors to the fixed-income markets.

In their discussion, the fund's management teams lay out the strategies they employed in response to the current market environment and then discuss some of the portfolio holdings and their contribution to results. Finally, the managers offer their views on prospects for the fund as it enters the second half of fiscal 2003.

Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing will eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
April 16, 2003


REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* For the six-month period ended February 28, 2003, Putnam High Income Bond Fund had a total return at net asset value (NAV) of 9.89%. The fund's return at market price was 12.87%.

* At both NAV and market price, the fund outperformed its primary benchmark, the Merrill Lynch All-Convertible Index, which returned 8.22% for the six-month period, as well as its other benchmark, the CSFB High Yield Index, which returned 9.06%.

* At both NAV and market price, the fund also outperformed the average return for the Lipper Convertible Securities Funds (closed-end) category, which was 2.52% for the period.

* See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's solid returns and strong relative performance during the period were due to management's emphasis on "busted convertibles," which are bonds issued by companies whose stock prices have declined substantially. These securities are generally less sensitive to stock market volatility and tend to behave more like bonds. In addition, the fund's returns reflect its focus on high-yield corporate bonds, which have generally outperformed traditional convertible bonds for the six-month period. With continued volatility in the equity markets and comparatively stronger performance in the bond markets, the fund benefited from its fixed-income orientation.

Fund Profile

Putnam High Income Bond Fund seeks high current income as its primary objective and capital appreciation as a secondary objective. The fund invests mainly in fixed-income securities rated below investment grade. The fund may be suitable for investors seeking high current income in exchange for higher risk.

The fund's return at market price exceeded its return at NAV, reflecting greater investor demand for higher-yielding securities. Its relatively strong recent and long-term performance may have attracted investors seeking higher returns.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET OVERVIEW

There were two key factors that affected the performance of high-yield bonds and convertible bonds during the period. Credit yield spreads, which reflect the difference between Treasury yields and yields on bonds with greater credit risk, are the primary driver of high-yield bond performance. Convertible bonds, on the other hand, are generally more influenced by the performance of the stock market because they have a direct link to the equity of the issuer.

During the past six months, the stock market and the high-yield bond market experienced a great deal of volatility. Both markets had been in decline since the spring of 2002 as a result of a weakening in the economy and a wave of corporate malfeasance allegations. This decline continued through September. Credit yield spreads widened considerably, as investors flocked to high-quality Treasury bonds. By early October, the yield on the 10-year Treasury bond dipped below 3.60%, a level not seen since the 1950s.

Performance in the equity and fixed-income markets shifted in the fourth quarter, as investors believed that the economy would begin to strengthen in 2003 and that high-quality bonds had become overpriced. Treasury prices plummeted and then became volatile, while the stock market and the high-yield bond market both rallied through most of January 2003. While the stock market became more volatile in February, the high-yield bond market remained strong through the end of the period.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Bonds

Merrill Lynch All-Convertible Index (convertible bonds)    8.22%
-----------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                   9.06%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)            4.74%
-----------------------------------------------------------------------
Lehman Government Bond Index (government bonds)            4.49%
-----------------------------------------------------------------------

Equities

Standard  Poor's 500 Index (broad market)                 -7.29%
-----------------------------------------------------------------------
Russell 2000 Value Index (value stocks)                   -8.50%
-----------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks)                 -4.38%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ.

* STRATEGY OVERVIEW

During the spring and summer of 2002, prior to the beginning of the period, we had made significant changes to the convertible-bond portion of the fund. We reduced the number of holdings, and increased the weightings in busted convertibles. These bonds are highly unlikely to be converted into stock because the stock prices of their issuers have declined to such a great extent. As a result, busted convertibles typically offer higher yields and are less likely to be affected by changes in the stock price of the issuer than other convertibles.

We believed that the continued volatility in the stock market would make traditional, equity-sensitive convertibles more vulnerable, and we also felt that the portfolio had too many holdings. Concentrating the portfolio into a smaller number of holdings and replacing many equity-sensitive convertibles with busted convertibles proved beneficial for the fund during the period and contributed to its strong performance relative to the convertible benchmark index.

Our high-yield strategy has focused on broad diversification across a range of industries and individual holdings, strong research-based security selection, and careful risk management. Volatility remains high, so we have avoided investing too heavily in any one company or sector. There were no significant changes in sector weightings in the high-yield portion of the portfolio.


[GRAPHIC OMITTED: horizontal bar chart FUND SECTOR WEIGHTINGS]

FUND SECTOR WEIGHTINGS*

                           as of 8/31/02       as of 2/28/03

Convertible securities         49.6%                50.6%

Corporate bonds and notes      40.8%                43.0%

Short-term investments          8.4%                 5.0%

Common stocks                   0.7%                 0.7%

Preferred stocks                0.4%                 0.3%

Other                           0.1%                 0.4%

Footnote reads:
*Based on market value as of the dates listed. Holdings and sector weightings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

There are several examples of convertible bonds that performed well for the fund. In the case of Xerox, one of the largest convertible holdings in the fund, the price of the company's stock and convertible bonds had declined to extremely low levels because investors believed there was a great deal of risk associated with the firm's business and credit outlook. We disagreed with this assessment, as we believed that, while the company was experiencing short-term difficulties, it still had a strong business, solid cash flows, and was well-financed, with a relatively low chance of becoming bankrupt. The fund's Xerox convertible holdings have appreciated significantly since we acquired them.


[GRAPHIC OMITTED: TOP FIVE CONVERTIBLE SECURITY HOLDINGS]

TOP FIVE CONVERTIBLE SECURITY HOLDINGS*

Xerox Corp.
Convertible subordinated debentures, 0.57%, 2018
Technology

Elan Finance Corp., Ltd. (Bermuda)
Convertible liquid yield option notes, zero %, 2018
Health care

Tower Automotive, Inc.
Convertible subordinated notes, 5.0%, 2004
Consumer cyclicals

United States Cellular Corp.
Convertible liquid yield option notes, zero %, 2015
Communication services

E*Trade Group, Inc.
Convertible subordinated notes, 6.0%, 2007
Financial


[GRAPHIC OMITTED: TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS]

TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS*

Echostar DBS Corp.
Senior notes, 10.375%, 2007
Consumer staples

HMH Properties, Inc.
Company guaranty, series B, 7.875%, 2008
Lodging/tourism

Nextel Communications, Inc.
Senior notes, 12%, 2008
Communication services

CSC Holdings, Inc.
Senior notes, 7.875%, 2007
Consumer staples

Lear Corp.
Company guaranty, series B, 7.96%, 2005
Automotive

Footnote reads:
*The combined holdings represent 11.2% of the fund's net assets as of 2/28/03. Portfolio holdings will vary over time.


In the case of Nextel Communications, Inc., the fund owned both high-yield bonds and convertible bonds. We took advantage of the Putnam Core Fixed-Income High-Yield Team's research, which showed that the firm was retiring debt, had a strong, growing business in a viable niche (wireless phones with a walkie-talkie feature), and the bonds were undervalued at the time the fund acquired them. While the wireless industry remains weak, Nextel is a leader within it. The fund's Nextel holdings have appreciated significantly since we began acquiring them last summer. We have trimmed the fund's exposure to Nextel in recent months, as we believe that most of the upside is probably behind us.

Finally, the fund has benefited from owning dollar-denominated convertibles of Elan Finance Corp., an Irish pharmaceutical firm (incorporated in Bermuda) that experienced management and accounting problems. These difficulties drove Elan's stock price down more than 90% and its convertible-bond price into the 20s. The company has made significant management and director changes, retired debt, and sold assets to get onto more solid footing. We felt that the firm's fundamental business, including its strength in pharmaceutical research, was attractive. The fund's Elan holdings have appreciated considerably since they were acquired last summer. While returns were hurt by El Paso Corp., a natural gas company that had high debt levels and was negatively affected by its energy trading business, these holdings have begun to recover, and we anticipate further price improvement.

Among the fund's high-yield bonds, several sectors performed well during the period, including broadcasting, information technology, consumer non-durables, and wireless communications. The primary sector that detracted from performance was aerospace, which has been hit hard by defaults and bankruptcies as a result of the continued difficulties in the airline industry. This industry has struggled since September 11 and its problems have been exacerbated by the sluggish economy. Nextel and Echostar DBS have been among the fund's strongest performers in the wireless and broadcasting sectors, respectively, while BE Aerospace, a leading manufacturer of aircraft cabin interior products, detracted from the fund's performance. We have reduced the fund's holdings of Nextel high-yield bonds.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAMS

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Deborah Kuenstner, Mike Abata, Bart Geer, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neal Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Despite considerable risks in the global capital markets as a result of slowing economies, geopolitical turmoil, and the war with Iraq, we remain positive about this fund's prospects for the remainder of fiscal 2003. Since we anticipate continued volatility in the equity markets, we will maintain our value-oriented strategy of acquiring higher-quality busted convertibles at attractive prices.

In the high-yield market, the declining rate of defaults that we are seeing is a positive indicator for this sector's outlook. Historically, as the economy has begun to improve and defaults have started to decline, high-yield bonds have performed well. While we have not seen solid evidence of sustained economic strengthening, extremely low yields in the fixed-income markets generally are causing investors who seek higher income to accept greater risk. In addition, we believe that investors who are skittish about investing in the equity markets but who are seeking stronger returns than those offered by Treasuries will continue to turn to convertible and high-yield bonds, which historically have offered performance that is in between that of Treasuries and equities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during the semiannual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of the Report from Fund Management. Terms used in this section are defined on pages 8 and 9.




TOTAL RETURN FOR PERIODS ENDED 2/28/03

                                                                      Lipper Convertible
                                         Merrill Lynch      CSFB       Securities Funds
                              Market    All-Convertible  High Yield     (closed-end)
                     NAV       price        Index          Index       category average+
------------------------------------------------------------------------------------------
6 months            9.89%      12.87%        8.22%          9.06%           2.52%
------------------------------------------------------------------------------------------
1 year              7.22        1.96         0.22           7.25           -7.14
------------------------------------------------------------------------------------------
5 years            14.07        1.94        22.73           9.23            4.85
Annual average      2.67        0.38         4.18           1.78            0.86
------------------------------------------------------------------------------------------
10 years          107.18       84.29       131.14          87.03          104.12
Annual average      7.56        6.30         8.74           6.46            7.35
------------------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average      9.02        8.52           --*          8.47            8.42
------------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

*Index began operations on 12/31/87.

+Over the 6-month and 1-, 5-, and 10-year periods ended 2/28/03, there were 10, 9, 8, and 7 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/03

------------------------------------------------------------------------------
Distributions (number)                           6
------------------------------------------------------------------------------
Income                                        $0.279
------------------------------------------------------------------------------
Capital gains                                   --
------------------------------------------------------------------------------
  Total                                       $0.279
------------------------------------------------------------------------------
Share value:                           NAV             Market price
------------------------------------------------------------------------------
8/31/02                               $6.56               $6.35
------------------------------------------------------------------------------
2/28/03                                6.91                6.87
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                8.08%               8.12%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                                            NAV              Market price
------------------------------------------------------------------------------
6 months                                  13.41%                 18.70%
------------------------------------------------------------------------------
1 year                                     4.90                   2.88
------------------------------------------------------------------------------
5 years                                   13.37                   2.96
Annual average                             2.54                   0.58
------------------------------------------------------------------------------
10 years                                 104.84                  84.93
Annual average                             7.43                   6.34
------------------------------------------------------------------------------
Life of fund (since 7/9/87)
Annual average                             9.03                   8.55
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Merrill Lynch All-Convertible Index is an unmanaged index of domestic convertible securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.




THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (42.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $154,279 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                             $15
             80,000 Lamar Media Corp. 144A sr. sub. notes 7 1/4s, 2013                                       83,328
                                                                                                      -------------
                                                                                                             83,343

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
             34,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                        36,805
             68,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                           59,330
            110,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                          107,800
             25,000 Dana Corp. notes 10 1/8s, 2010                                                           26,125
             95,000 Dana Corp. notes 9s, 2011                                                                95,950
             20,000 Dana Corp. notes 7s, 2029                                                                15,500
             30,000 Dana Corp. notes 6 1/4s, 2004                                                            30,000
EUR          29,000 Dana Corp. sr. notes 9s, 2011                                                            29,922
            $15,000 Delco Remy International, Inc. company guaranty 11s, 2009                                 8,700
             45,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                            26,100
              4,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                                3,880
            216,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                  184,680
             30,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                 3,975
             41,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                 5,433
             32,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                          34,960
            340,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         362,950
EUR          30,000 Lear Corp. sr. notes 8 1/8s, 2008                                                        33,783
                                                                                                      -------------
                                                                                                          1,065,893

Basic Materials (5.5%)
-------------------------------------------------------------------------------------------------------------------
             $1,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                             1,063
            175,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                           184,625
             30,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               32,700
            280,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            271,600
             10,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                              9,700
            150,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                            166,500
             10,000 ARCO Chemical Co. debs. 9.8s, 2020                                                        7,800
             40,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                       38,000
            140,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                            112,000
             80,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                              29,200
            100,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                 109,500
             32,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                 27,360
            174,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                           156,600
            120,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                123,300
             69,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                 66,240
             40,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                 36,800
              4,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                  3,800
            165,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                       164,175
            228,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           255,360
            220,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             188,100
            190,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                       43,700
EUR          20,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                      16,811
           $110,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                                 115,225
             65,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                  68,250
            170,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 179,350
             30,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                                  28,800
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s,
                    2006 (In default) (NON)                                                                   6,300
            305,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (DEF)  (NON)                                                           16,775
             59,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                     64,310
             42,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                                41,055
            228,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   220,020
             85,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                       72,675
             60,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                       55,200
             60,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                               62,100
             30,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                               30,900
              1,571 MDP Acquisitions PLC 144A sub. notes 15 1/2s, 2013 (Ireland)                              1,705
            200,000 Millennium America, Inc. company guaranty 9 1/4s, 2008                                  211,000
             60,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                          61,500
            130,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             132,763
             10,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         10,200
             20,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                         20,450
            100,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                         109,500
             87,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                             60,030
             58,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                      55,680
             46,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                            48,243
             85,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                       89,250
             75,504 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                   57,383
             25,168 Pioneer Cos., Inc. sec. FRN 4.9s, 2006                                                   18,624
             70,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                 11,200
             30,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008 (In default) (NON)              4,800
            128,000 Potlatch Corp. company guaranty 10s, 2011                                               137,600
            255,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            251,813
             80,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                              62,800
             60,000 Salt Holdings Corp. 144A sr. notes stepped-coupon zero %
                    (12 3/4s, 12/15/07), 2012 (STP)                                                          38,100
            110,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                             94,600
            120,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                      124,800
            120,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                            130,200
             70,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                             75,250
             80,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                             83,200
             50,000 Stone Container Corp. 144A company guaranty 11 1/2s, 2006 (Canada)                       53,250
            100,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          100,500
             40,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                           40,200
             30,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                   17,700
             65,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                        52,000
            130,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                              36,400
              5,500 Weirton Steel Corp. sr. notes FRN 10s, 2008                                                 440
            100,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                 1,000
             40,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        31,200
                                                                                                      -------------
                                                                                                          5,229,275

Building Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------
             37,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                                 37,370
             40,000 Building Materials Corp. company guaranty 8s, 2008                                       31,600
            105,000 Dayton Superior Corp. company guaranty 13s, 2009                                         87,150
                                                                                                      -------------
                                                                                                            156,120

Capital Goods (4.1%)
-------------------------------------------------------------------------------------------------------------------
            120,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        102,000
            190,000 AGCO Corp. company guaranty 9 1/2s, 2008                                                204,250
            104,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                     105,560
             64,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                   66,080
            167,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                  172,010
             13,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 7/8s, 2009                   12,935
            120,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 5/8s, 2006                  120,900
            230,000 Allied Waste North America, Inc. 144A company guaranty 9 1/4s, 2012                     240,350
             80,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            75,200
             80,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                            53,600
            124,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                            99,200
            150,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   120,000
             90,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                           60,300
             37,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   23,865
            110,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                       71,500
             67,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                      71,523
            200,000 Blount, Inc. company guaranty 13s, 2009                                                 134,000
             40,000 Blount, Inc. company guaranty 7s, 2005                                                   34,000
            111,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         119,880
             40,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                  36,400
             90,000 Buhrmann US, Inc. company guaranty 12 1/4s, 2009                                         86,400
            185,000 Crown Holdings SA 144A sec. notes 9 1/2s, 2011 (France)                                 183,150
             60,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                         31,200
             94,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                           96,820
            115,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                          117,300
             78,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                           86,580
             15,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                     9,675
            330,000 Grove Holdings, LLC debs. stepped-coupon zero % (11 5/8s, 5/1/03),
                    2009 (In default) (NON) (STP)                                                             3,300
            140,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                121,100
             89,000 IESI Corp. company guaranty 10 1/4s, 2012                                                87,220
             90,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero % (14s, 8/15/03),
                    2008 (In default) (NON) (STP)                                                             1,800
             20,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                 20,850
             55,000 K&F Industries, Inc. 144A sr. sub. notes 9 5/8s, 2010                                    56,788
             50,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                   52,313
             40,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                               41,800
             45,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                     47,025
             32,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                                 33,280
EUR          10,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                 10,614
            $70,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                              70,175
            152,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  136,800
             82,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012                                    82,410
             20,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012                                    20,100
            105,000 Pliant Corp. company guaranty 13s, 2010                                                  85,050
             43,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                          44,828
             90,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                             81,000
             20,000 Sweetheart Cup Co. sr. sub. notes 10 1/2s, 2003                                          17,000
            135,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 121,500
             12,000 Terex Corp. company guaranty 8 7/8s, 2008                                                11,520
             25,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                       24,500
            140,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       133,000
             21,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                          20,685
             66,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                            65,010
                                                                                                      -------------
                                                                                                          3,924,346

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            158,000 Coinmach Corp. sr. notes 9s, 2010                                                       163,925

Communication Services (3.5%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                            2,000
             80,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                    28,400
             10,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                     3,100
            166,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon zero %
                    (12 7/8s, 2/15/05), 2010 (STP)                                                           36,520
             40,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                          8,000
            160,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                    30,400
             75,000 American Tower Corp. sr. notes 9 3/8s, 2009                                              59,625
             30,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                        3,300
            121,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  98,010
             48,000 Crown Castle International Corp. sr. notes 9s, 2011                                      37,680
             40,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      38,600
            130,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              114,400
             15,737 Globix Corp. company guaranty 11s, 2008 (PIK)                                            11,173
             90,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         14,400
            140,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05),
                    2010 (In default) (NON) (STP)                                                             4,200
             40,000 IWO Holdings, Inc. company guaranty 14s, 2011                                             6,800
             80,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                         10,400
             30,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                              600
             10,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                       300
            170,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)             5,100
            105,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s, 2006 (Canada)
                    (In default) (NON)                                                                        6,825
             45,000 Millicom International Cellular SA sr. disc. notes 13 1/2s, 2006
                    (Luxembourg)                                                                             28,575
            155,000 Nextel Communications, Inc. sr. disc. notes 10.65s 2007                                 159,650
              5,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                   5,075
            416,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         443,040
             33,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                       33,165
            385,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                               330,138
             80,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                            77,600
            100,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                 22,000
             74,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                             72,705
            433,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               303,100
            145,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                     150,800
            285,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                           294,975
             65,553 Rhythms NetConnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)               1,311
             65,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                   61,100
             70,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                   70,700
             45,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                 32,400
            269,000 Telus Corp. notes 8s, 2011 (Canada)                                                     272,699
             51,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                  51,574
            180,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        126,900
            100,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                           84,500
             58,000 Triton PCS, Inc. company guaranty zero %, 2008                                           50,460
             50,000 TSI Telecommunication Services, Inc. company guaranty Ser. B,
                    12 3/4s, 2009                                                                            45,063
            210,000 UbiquiTel Operating Co. company guaranty stepped-coupon zero %
                    (14s, 4/15/05), 2010 (In default) (NON) (STP)                                            12,600
            120,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                                           12,000
             55,000 US West Capital Funding, Inc. company guaranty 6 1/4s, 2005                              43,450
                                                                                                      -------------
                                                                                                          3,305,413

Conglomerates (0.6%)
-------------------------------------------------------------------------------------------------------------------
            100,000 ITT Corp. notes 6 3/4s, 2005                                                            100,000
             20,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        18,900
            268,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                       260,630
             26,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                        25,610
            213,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                             198,090
                                                                                                      -------------
                                                                                                            603,230

Consumer (0.5%)
-------------------------------------------------------------------------------------------------------------------
            126,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                    124,110
            130,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              146,900
            246,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            209,715
                                                                                                      -------------
                                                                                                            480,725

Consumer Staples (7.0%)
-------------------------------------------------------------------------------------------------------------------
              8,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                               8,040
            160,000 Acme Television company guaranty 10 7/8s, 2004                                          163,600
             10,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005 (In default) (NON)               4,100
             20,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)                  8,200
            235,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                       96,350
            101,000 Affinity Group Holdings sr. notes 11s, 2007                                              99,485
             30,000 Ahold Finance USA Inc. notes 8 1/4s, 2010                                                23,175
            185,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     178,063
            148,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                  161,875
            133,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                              58,520
              2,044 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia) (In default) (NON)            1
             51,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                       55,080
            235,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        262,689
            190,000 Chancellor Media Corp. company guaranty 8s, 2008                                        211,850
             19,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                      6,175
             60,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                     22,800
            365,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                           178,850
             70,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                            33,075
             60,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 1/4s, 2010                                                                            28,800
             33,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                             16,005
             86,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                             41,280
             10,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                              4,800
             10,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                   10,113
             70,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                   70,000
             25,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                          25,875
             35,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                             36,663
              5,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                            5,138
            412,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                               412,000
              3,000 CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011                                         2,955
             60,000 CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016                                          64,050
             30,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                    29,850
             40,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                    41,900
             80,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                         82,000
            305,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                       320,250
            271,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                          4,065
            155,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                          130,975
             52,000 Dole Food Co. notes 6 3/8s, 2005                                                         56,680
             41,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    44,075
             20,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 13,600
            620,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                              674,250
            120,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                               128,400
             40,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                   41,600
             30,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                         31,050
             31,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                    25,575
            154,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008                                        89,320
              9,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010                                                 5,130
             20,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           19,400
             15,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                  14,550
             22,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                  20,900
            143,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  131,560
             93,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                   79,050
             52,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                      55,900
             39,000 Insight Communications Co., Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 2/15/06), 2011 (STP)                                                    25,350
              2,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                              1,320
             46,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                27,140
             55,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                       57,063
            100,000 LIN Television Corp. company guaranty 8s, 2008                                          106,500
             30,000 Mediacom LLC/Mediacom Capital Corp. sr. notes 9 1/2s, 2013                               29,400
            110,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           110,000
             60,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006 (In default) (NON)             600
             10,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                               7,750
             75,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                                63,000
            126,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    136,080
             80,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                     86,500
             18,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 4/1/03), 2008 (STP)                                                                17,100
            160,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005 (In default) (NON)                  64,000
             49,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                                52,063
             40,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                             42,100
            110,000 Revlon Consumer Products sr. notes 9s, 2006                                              67,650
             25,000 Rite Aid Corp. notes 7 1/8s, 2007                                                        21,500
            125,000 Rite Aid Corp. 144A notes 6 1/8s, 2008                                                   93,750
             80,000 Rite Aid Corp. 144A sec. notes 9 1/2s, 2011                                              80,000
             10,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                           10,525
             95,000 Sbarro, Inc. company guaranty 11s, 2009                                                  85,975
            100,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         10
             55,000 Sinclair Broadcast Group, Inc. 144A company guaranty 8s, 2012                            56,306
            401,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                  360,900
             40,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                               40,000
             20,000 Southland Corp. sr. sub. debs. 5s, 2003                                                  20,000
            290,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)
                    (In default) (NON)                                                                       53,650
            570,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                           34,200
             30,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                            29,850
            109,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                   102,460
            173,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                     177,325
             20,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 21,950
             39,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                 41,828
            210,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                                 221,025
                                                                                                      -------------
                                                                                                          6,674,557

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               145,600
             90,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                          94,500
             54,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                        58,118
             58,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                    60,755
             22,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                   23,045
             80,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                      79,280
            120,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                                 129,000
            100,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                              99,500
             23,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                         22,195
             60,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                     63,000
             80,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                           80,000
             77,000 Forest Oil Corp. sr. notes 8s, 2008                                                      79,888
             53,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                 55,650
              5,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                5,125
             70,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                                74,200
             80,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          85,600
             20,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                              21,700
             90,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                               90,000
            210,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             251,900
             16,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                              16,687
             55,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    company guaranty 7 3/4s, 2012                                                            58,025
             80,000 Plains Exploration & Production Co. company guaranty Ser. B,
                    8 3/4s, 2012                                                                             84,000
            115,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  123,050
             10,000 Pride International, Inc. sr. notes 10s, 2009                                            10,850
            200,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   207,500
            105,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes 10 1/4s, 2013                  103,163
            100,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        104,000
             80,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                            80,800
             40,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                             40,000
             70,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                                64,400
            116,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     121,800
             24,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                      23,700
             30,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                   31,650
             65,000 Westport Resources Corp. 144A sr. sub. notes 8 1/4s, 2011                                68,413
             27,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                  29,025
             40,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                                41,850
                                                                                                      -------------
                                                                                                          2,727,969

Financial (1.0%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                  120,300
            210,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                     55,650
             10,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007 (R)                                     9,950
            140,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                             147,000
            685,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   219,200
             44,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                    110
             65,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                         69,550
             43,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)                  215
            199,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         235,815
             70,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                           69,300
                                                                                                      -------------
                                                                                                            927,090

Gaming & Lottery (3.0%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                   85,600
             80,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                         86,200
             50,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                                51,875
             40,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                               41,600
             99,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                    103,950
             30,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                    31,500
            116,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   124,120
             77,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                               68,530
            215,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 225,750
            210,000 International Game Technology sr. notes 8 3/8s, 2009                                    246,758
            130,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                           123,500
            115,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                          124,200
            161,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          169,050
             95,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                   98,800
             90,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                              93,600
             30,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                              30,750
             30,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                    30,450
            171,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              177,413
             15,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                               15,075
             70,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                        74,200
            142,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                  142,710
             32,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                         28,480
            102,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                            88,230
             50,000 Riviera Holdings Corp. company guaranty 11s, 2010                                        41,750
            169,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            177,450
            243,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                           184,680
            166,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                                  169,320
             17,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                              16,915
                                                                                                      -------------
                                                                                                          2,852,456

Health Care (3.3%)
-------------------------------------------------------------------------------------------------------------------
            130,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                              132,600
            100,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                           101,000
            244,000 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                   219,600
             92,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                      94,070
            160,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          172,000
             62,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                      64,480
             70,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                         56,350
             40,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          44,300
            115,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      119,888
             31,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                         33,635
             60,000 Extendicare Health Services, Inc. company guaranty 9 1/2s, 2010                          56,100
             70,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                             74,288
             10,000 HCA, Inc. debs. 7.19s, 2015                                                              10,814
            260,000 HCA, Inc. notes 8 3/4s, 2010                                                            300,035
             40,000 HCA, Inc. sr. notes 6.95s, 2012                                                          42,876
            225,000 Healthsouth Corp. notes 7 5/8s, 2012                                                    182,250
             62,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                                 54,560
             37,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                                 30,710
             61,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                        66,338
             90,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                   1,913
             60,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                   1,275
             70,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                             73,500
             36,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008 (In default) (NON)                 9,360
             42,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007 (In default) (NON)            35,070
             90,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                      9
             96,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                         88,800
            255,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           5,100
             50,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                     53,500
             70,000 Owens & Minor, Inc. company guaranty 8 1/2s, 2011                                        74,725
            154,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                          165,165
             63,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                                 62,055
             11,000 Service Corp. International notes 7.7s, 2009                                             10,615
             25,000 Service Corp. International notes 7.7s, 2009                                             23,875
             10,000 Service Corp. International notes 7.2s, 2006                                              9,700
             21,000 Service Corp. International notes 6 1/2s, 2008                                           19,635
            194,000 Service Corp. International notes 6s, 2005                                              188,665
             60,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                            65,250
             42,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                            40,635
             68,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                            65,620
             21,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                            20,738
            110,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             119,900
            147,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                             155,820
                                                                                                      -------------
                                                                                                          3,146,819

Homebuilding (0.9%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                     63,600
             10,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                          10,400
             78,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              81,510
             30,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                 30,600
             85,000 Del Webb Corp. sr. sub. debs. 9 3/8s, 2009                                               89,463
             60,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                            66,900
             10,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                             10,150
             20,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                 20,450
             96,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     103,920
             10,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             10,419
            140,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               156,100
             69,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                       74,865
             10,000 Schuler Homes, Inc. company guaranty 9s, 2008                                            10,450
             80,000 Toll Corp. company guaranty 8 1/8s, 2009                                                 83,200
             11,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                     11,138
             76,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                      71,060
                                                                                                      -------------
                                                                                                            894,225

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            265,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  266,988

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Capstar Hotel Co. sr. sub. notes 8 3/4s, 2007                                             3,000
            230,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     211,600
             15,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                      13,163
            125,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  121,563
            509,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              473,370
            133,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      125,020
             30,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                               29,475
             40,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                      38,800
            165,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
                    Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                                163,144
             52,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                             41,730
            119,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                       115,430
             31,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 3/8s, 2007                        30,380
                                                                                                      -------------
                                                                                                          1,366,675

Publishing (1.4%)
-------------------------------------------------------------------------------------------------------------------
             40,000 CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011 (Canada)                                43,500
             90,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        91,800
             65,000 Hollinger International Publishing, Inc. 144A sr. notes 9s, 2010                         67,925
            111,698 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)               109,464
             30,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                   1,200
             40,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                          38,200
             30,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                             28,650
            140,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            131,600
            145,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    141,375
             50,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                  35,000
            176,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                   185,680
            104,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                                112,060
            122,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                          135,115
             90,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                      92,700
             25,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                                25,750
             75,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                   73,500
             40,000 Von Hoffman Press, Inc. company guaranty FRN 10 3/8s, 2007                               34,200
             51,807 Von Hoffman Press, Inc. debs. 13 1/2s, 2009 (PIK)                                        33,675
                                                                                                      -------------
                                                                                                          1,381,394

Retail (1.2%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero % (10s, 5/1/03),
                    2008 (STP)                                                                              133,575
             80,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                  70,400
            160,000 Autonation, Inc. company guaranty 9s, 2008                                              166,400
             56,000 Gap, Inc. (The) notes 6.9s, 2007                                                         56,560
             55,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                                56,100
             50,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                                46,250
             11,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                    10,340
            255,000 JC Penney Co., Inc. notes 9s, 2012                                                      270,938
              5,000 JC Penney Co., Inc. notes 8s, 2010                                                        5,100
             55,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                           56,375
            250,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                243,750
             70,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                    67,375
                                                                                                      -------------
                                                                                                          1,183,163

Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
             90,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                                89,100
            120,000 Fairchild Semiconductor International, Inc. company guaranty 10 3/8s,
                    2007                                                                                    126,300
            211,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       222,605
             40,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                               40,400
            370,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             220,150
             55,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                             47,300
            170,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                       153,638
             11,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                    9,295
             60,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                             34,200
             85,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009
                    (Cayman Islands)                                                                         88,825
            175,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              170,625
             70,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                      73,325
             28,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                         27,440
             30,000 Xerox Corp. notes 5 1/2s, 2003                                                           29,813
             57,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                  58,853
            120,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 118,800
                                                                                                      -------------
                                                                                                          1,510,669

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                         900
            128,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              127,360
            103,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                         103,515
             62,000 Russell Corp. company guaranty 9 1/4s, 2010                                              67,270
             60,000 Tommy Hilfiger USA, Inc. company guaranty 6.85s, 2008                                    56,700
             20,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                   20,000
             92,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                           101,430
                                                                                                      -------------
                                                                                                            477,175

Toys (0.2%)
-------------------------------------------------------------------------------------------------------------------
             95,000 Hasbro, Inc. notes 7.95s, 2003                                                           95,119
            110,000 Hasbro, Inc. notes 5.6s, 2005                                                           108,900
                                                                                                      -------------
                                                                                                            204,019

Transportation (0.9%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                         3,400
             96,410 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                                 8,677
             69,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                              49,680
            140,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                           64,400
             60,000 Delta Air Lines, Inc. notes 7.9s, 2009                                                   34,500
             50,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                             36,812
            210,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                          231,000
            162,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                      161,190
             60,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  51,900
             60,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                   33,900
            160,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                          87,200
             15,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                             9,450
             20,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                           21,400
             90,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013
                    (In default) (NON)                                                                       22,500
                                                                                                      -------------
                                                                                                            816,009

Utilities & Power (1.4%)
-------------------------------------------------------------------------------------------------------------------
            105,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   74,550
             30,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                   21,750
            130,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                          95,550
             35,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                                34,300
             15,000 ANR Pipeline Co. 144A sr. notes 8 7/8s, 2010                                             14,808
             17,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                             8,288
             60,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    32,700
             10,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                      4,600
              5,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                      2,375
            383,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    183,840
             40,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     17,900
             30,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                    25,800
             80,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                  66,400
             70,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                       68,568
             35,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                             19,775
             50,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                             27,750
             76,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                     78,470
            265,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      74,200
             40,000 Northwest PIpeline Corp. 144A sr. notes 8 1/8s, 2010                                     41,000
              5,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                              4,790
             25,000 Sierra Pacific Resources notes 8 3/4s, 2005                                              23,000
             20,000 Southern Natural Gas. Co. 144A sr. notes 8 7/8s, 2010                                    19,744
            120,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                    72,000
             70,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                           72,888
             70,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                           71,050
             79,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                       69,520
             55,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                             52,800
             50,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                             44,500
             25,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                         20,375
                                                                                                      -------------
                                                                                                          1,343,291
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $45,169,800)                                  $40,784,769

CONVERTIBLE BONDS AND NOTES (36.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Communication Services (4.8%)
-------------------------------------------------------------------------------------------------------------------
         $1,300,000 American Tower Corp. cv. bonds 2 1/4s, 2009                                          $1,002,625
            400,000 Cybernet Internet Services International, Inc. 144A cv. sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark)
                    (In default) (NON) (STP)                                                                    400
          1,050,000 Echostar Communications Corp. cv. sub. notes 4 7/8s, 2007                               984,375
             81,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                   65,509
          1,009,000 Nextel Communications, Inc. cv. sr. notes 4 3/4s, 2007                                  952,244
          3,930,000 United States Cellular Corp. cv. liquid yield option notes (LYON)
                    zero %, 2015                                                                          1,522,875
                                                                                                      -------------
                                                                                                          4,528,028

Communications Equipment (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Avaya, Inc. cv. LYON zero %, 2021                                                     1,006,250
          2,020,000 Corning, Inc. cv. debs. zero %, 2015                                                  1,292,800
                                                                                                      -------------
                                                                                                          2,299,050

Computers (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,073,000 Quantum Corp. cv. sub. notes 7s, 2004                                                 1,024,715

Conglomerates (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,670,000 Tyco International, Ltd. cv. LYON zero %, 2020 (Bermuda)                              1,248,325

Consumer Cyclicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Baker (J.), Inc. cv. sr. sub. notes 7s, 2002 (In default) (DEF)  (NON)                  150,000
          1,811,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        1,618,581
                                                                                                      -------------
                                                                                                          1,768,581

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------
          1,880,000 America Online, Inc. cv. sub. notes zero %, 2019                                      1,078,650
          1,050,000 CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                       981,750
          1,260,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 1,063,125
            917,000 Standard Commercial Corp. cv. sub. debs. 7 1/4s, 2007                                   902,099
                                                                                                      -------------
                                                                                                          4,025,624

Electronics (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,494,000 Cypress Semiconductor Corp. cv. sub. debs. 3 3/4s, 2005                               1,221,345
          1,250,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                    204,688
          1,800,000 Sanmina Corp. cv. sub. debs. zero %, 2020                                               787,500
          1,539,000 Solectron Corp. cv. LYON zero %, 2020                                                   946,485
          1,065,000 Solectron Corp. cv. LYON zero %, 2020                                                   569,775
                                                                                                      -------------
                                                                                                          3,729,793

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Parker Drilling Co. cv. sub. bonds 5 1/2s, 2004                                         953,750

Financial (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,850,000 E(a)Trade Group, Inc. cv. sub. notes 6s, 2007                                         1,438,375
          1,410,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  1,078,650
                                                                                                      -------------
                                                                                                          2,517,025

Health Care (4.2%)
-------------------------------------------------------------------------------------------------------------------
             70,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                     70,788
          3,400,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                              1,827,466
          1,000,000 Healthsouth Corp. cv. sub. debs. 3 1/4s, 2003                                           995,000
            115,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                     102,925
          1,200,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               1,048,500
                                                                                                      -------------
                                                                                                          4,044,679

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
            585,000 Capstar Hotel Co. cv. sub. notes 4 3/4s, 2004                                           468,000

Retail (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Amazon.com, Inc. cv. sub. debs. 4 3/4s, 2009                                            978,000
NLG         652,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                              256,653
                                                                                                      -------------
                                                                                                          1,234,653

Software (1.6%)
-------------------------------------------------------------------------------------------------------------------
         $1,047,000 Aspen Technology, Inc. cv. sub. debs. 5 1/4s, 2005                                      790,485
            675,000 Manugistics Group, Inc. cv. sub. notes 5s, 2007                                         355,219
            650,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007 (In default) (NON)                  360,750
                                                                                                      -------------
                                                                                                          1,506,454

Technology (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Xerox Corp. cv. sub. debs. 0.57s, 2018                                                1,923,750

Technology Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,509,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,063,845
          1,000,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       708,750
                                                                                                      -------------
                                                                                                          1,772,595

Utilities & Power (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 El Paso Corp. cv. debs. zero %, 2021                                                    476,000
            526,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                    524,028
            440,000 XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007                                           545,050
                                                                                                      -------------
                                                                                                          1,545,078
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $34,636,437)                                $34,590,100

CONVERTIBLE PREFERRED STOCKS (14.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (3.2%)
-------------------------------------------------------------------------------------------------------------------
             67,000 Freeport-McMoRan Copper & Gold, Inc. $1.75 cum. cv. pfd.                             $1,365,125
              2,045 Hercules Trust II 6.50% units cum. cv. pfd.                                           1,182,010
             22,700 Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.                               456,838
                 90 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                  23
                                                                                                      -------------
                                                                                                          3,003,996

Capital Goods (1.9%)
-------------------------------------------------------------------------------------------------------------------
             39,100 Owens-Illinois, Inc. $2.375 cv. pfd.                                                    918,850
             30,300 TXI Capital Trust I $2.75 cv. pfd.                                                      931,725
                                                                                                      -------------
                                                                                                          1,850,575

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
              6,500 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda) (In default) (NON)                       65

Consumer Cyclicals (--%)
-------------------------------------------------------------------------------------------------------------------
                220 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd. (In default) (NON)                   2

Consumer Staples (0.9%)
-------------------------------------------------------------------------------------------------------------------
                166 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                   83
             25,200 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                   897,750
                                                                                                      -------------
                                                                                                            897,833

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
                115 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                          29

Financial (3.0%)
-------------------------------------------------------------------------------------------------------------------
             31,700 Capital One Financial Corp. $3.125 cv. pfd.                                             923,263
             41,700 FelCor Lodging Trust, Inc. Ser. A, zero % cum. cv. pfd. (R)                             677,625
             23,500 Host Marriott Financial Trust $3.375 cv. pfd.                                           778,438
             16,830 Provident Finance Group $2.25 units cv. pfd.                                            481,759
                                                                                                      -------------
                                                                                                          2,861,085

Technology (2.1%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Lucent Technologies, Inc. 8.00% cv. pfd.                                              1,008,000
             21,800 Titan Capital Trust $2.875 cum. cv. pfd.                                                940,125
                                                                                                      -------------
                                                                                                          1,948,125

Utilities & Power (2.9%)
-------------------------------------------------------------------------------------------------------------------
             15,700 El Paso Corp. $4.50 cv. pfd.                                                            368,950
             25,250 El Paso Energy Capital Trust I $2.375 cv. pfd.                                          448,188
             20,000 ONEOK, Inc. $2.063 units cv. pfd.                                                       507,500
              9,000 Public Service Enterprise Group, Inc. $5.125 cv. pfd.                                   466,875
             40,900 Sempra Energy $2.063 units cv. pfd.                                                     971,375
                                                                                                      -------------
                                                                                                          2,762,888
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $14,885,821)                               $13,324,598

COMMON STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             50,000 AMRESCO Creditor Trust, Inc. (R) (NON)                                                   $3,700
                208 Arch Wireless, Inc. (NON)                                                                   437
              2,125 Aurora Foods, Inc. (NON)                                                                    935
            293,993 Contifinancial Corp. Liquidating Trust units                                              6,615
              2,031 Covad Communications Group, Inc. (NON)                                                    1,259
                 10 Delta Funding Residual Exchange Co., LLC                                                  1,945
                 10 Delta Funding Residual Management, Inc. (NON)                                                 1
              1,367 Equinix, Inc. (NON)                                                                       4,716
              8,847 Fitzgeralds Gaming Corp. (NON)                                                               88
                204 FLAG Telecom Group, Ltd. (Bermuda) (NON)                                                  2,448
              1,834 Globix Corp. (NON)                                                                        4,585
                 93 Mariner Health Care, Inc. (NON)                                                             698
                147 Mediq, Inc. (NON)                                                                            15
                 26 Metrocall Holdings, Inc. (NON)                                                               26
             80,000 Morrison Knudsen Corp. (NON)                                                              3,200
                147 NTL, Inc. (NON)                                                                           1,473
              4,883 Pioneer Cos., Inc. (NON)                                                                 14,649
                144 Premium Holdings (LP) 144A (NON)                                                          3,016
                334 PSF Group Holdings, Inc. 144A Class A (NON)                                             585,025
                115 RCN Corp. (NON)                                                                              91
                 25 Sterling Chemicals, Inc. (NON)                                                              600
                102 Sun Healthcare Group, Inc. (NON)                                                             28
             14,550 VS Holdings, Inc. (NON)                                                                  21,825
                156 Washington Group International, Inc. (NON)                                                2,315
              2,740 WilTel Communications, Inc. (NON)                                                        38,004
                                                                                                      -------------
                    Total Common Stocks (cost $2,423,644)                                                  $697,694

PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Dobson Communications Corp. 12.25% pfd. (PIK)                                            $2,478
              4,700 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                    47
                 22 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                             2
                 33 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                   33,330
                  3 NTL Europe, Inc. Ser. A, zero % cum. pfd. (NON)                                              11
                 33 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                      224,400
                185 Rural Cellular Corp. 12.25% pfd. (PIK)                                                   51,482
                                                                                                      -------------
                    Total Preferred Stocks (cost $584,749)                                                 $311,750

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $75,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              $75,375
            125,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 6s
                    (7s, 8/15/03), 2030 (STP)                                                                60,625
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $112,132)                               $136,000

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                250 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                    $25
                 41 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                            44,485
                210 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                    63,000
                600 XCL, Ltd. 144A 9.50% units cum. cv. pfd. (In default) (NON) (PIK)                           150
                                                                                                      -------------
                    Total Units (cost $556,296)                                                            $107,660

BRADY BONDS (0.1%) (a) (cost $49,115)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $80,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4s, 2017                                      $60,504

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                 80 Birch Telecommunications, Inc. 144A                                   6/15/08                $1
                500 Comunicacion Celular SA 144A (Colombia)                               11/15/03              500
                140 Dayton Superior Corp. 144A                                            6/15/09                35
                332 Diva Systems Corp. 144A                                               1/1/10                  3
                753 Diva Systems Corp. 144A                                               3/1/08                  8
                100 Horizon PCS, Inc.                                                     10/1/10                 1
                 90 Insilco Holding Co.                                                   8/15/08                 1
                220 Interact Systems, Inc.                                                8/1/03                  1
                220 Interact Systems, Inc. 144A                                           12/15/09                2
                140 iPCS, Inc. 144A                                                       7/15/10                35
                 41 IWO Holdings, Inc.                                                    1/15/11                10
                 60 Pliant Corp. 144A                                                     6/1/10                300
                 99 Solutia, Inc. 144A                                                    7/15/09               124
                257 Sun Healthcare Group, Inc.                                            2/28/05                 1
                240 Travel Centers of America, Inc. 144A                                  5/1/09              2,400
                220 Ubiquitel, Inc. 144A                                                  4/15/10                 1
                420 Verado Holdings, Inc. 144A                                            4/15/08                 4
                 10 Versatel Telecom NV (Netherlands)                                     5/15/08                 1
                 95 Washington Group International, Inc. Ser. A                           1/25/06                71
                110 Washington Group International, Inc. Ser. B                           1/25/06                55
                 59 Washington Group International, Inc. Ser. C                           1/25/06                30
                                                                                                      -------------
                    Total Warrants (cost $98,172)                                                            $3,584

SHORT-TERM INVESTMENTS (5.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             $1,931 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging from
                    March 3, 2003 to April 23, 2003 (d)                                                      $1,930
          4,762,381 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                              4,762,381
                                                                                                      -------------
                    Total Short-Term Investments (cost $4,764,311)                                       $4,764,311
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $103,280,477)                                               $94,780,970
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $95,330,312.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at February 28, 2003, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 2003 (Unaudited)

                          Market    Aggregate Face   Delivery    Unrealized
                          Value         Value          Date     Depreciation
------------------------------------------------------------------------------
Euro                     $69,417       $69,353       6/18/03        $(64)
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at February 28, 2003 (Unaudited)
(premiums received $413,399)

                                                  Notional           Market
                                                   Amount             Value
------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank effective
May 14, 2002, maturing on May 15, 2007, to
receive a premium equal to 17.171% times the
notional amount. For each credit default
event related to one of the 100 issues within
the HYDI 100 8.75%, 5/15/07 Bond Index, the
fund makes a payment of the proportional
notional amount times the difference between
the par and the then-market value of the
defaulted issue.                                  $2,407,540        $622,590
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $1,351 of securities on loan
(identified cost $103,280,477) (Note 1)                                         $94,780,970
-------------------------------------------------------------------------------------------
Cash                                                                                  4,395
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,374,275
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,296,114
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                               552
-------------------------------------------------------------------------------------------
Total assets                                                                     97,456,306

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               636,780
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    594,895
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        171,618
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           22,886
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,509
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,142
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                     64
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                2,099
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $413,399) (Note 1)                                                         622,590
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                    1,930
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,481
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,125,994
-------------------------------------------------------------------------------------------
Net assets                                                                      $95,330,312

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $129,288,236
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (438,165)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (24,810,779)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                (8,708,980)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding       $95,330,312

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value per share ($95,330,312 divided by 13,801,882 shares)                  $6.91
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $3,846,992
-------------------------------------------------------------------------------------------
Dividends                                                                           605,949
-------------------------------------------------------------------------------------------
Securities lending                                                                       48
-------------------------------------------------------------------------------------------
Total investment income                                                           4,452,989

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    338,585
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       84,003
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,320
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,886
-------------------------------------------------------------------------------------------
Auditing                                                                             28,068
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                33,422
-------------------------------------------------------------------------------------------
Other                                                                                27,233
-------------------------------------------------------------------------------------------
Total expenses                                                                      516,517
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (4,370)
-------------------------------------------------------------------------------------------
Net expenses                                                                        512,147
-------------------------------------------------------------------------------------------
Net investment income                                                             3,940,842
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (2,014,541)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (1,688)
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                              (22,445)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                           (282)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit default
contracts during the period                                                       6,667,966
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,629,010
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,569,852
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $3,940,842            $8,298,407
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (2,038,674)           (7,962,048)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                            6,667,684            (1,868,166)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         8,569,852            (1,531,807)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income                                           (3,848,995)           (8,560,986)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                         48,128               523,991
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 4,768,985            (9,568,802)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    90,561,327           100,130,129
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $438,165 and $530,012, respectively)             $95,330,312           $90,561,327
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                              13,794,807            13,721,025
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions              7,075                73,782
-------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                    13,801,882            13,794,807
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                       Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.56        $7.30        $8.09        $8.32        $8.82       $10.35
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .29          .60          .67          .74          .82          .90
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .34         (.72)        (.71)        (.12)        (.33)       (1.20)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .63         (.12)        (.04)         .62          .49         (.30)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.28)        (.62)        (.75)        (.85)        (.81)        (.85)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --           --           --         (.18)        (.38)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.28)        (.62)        (.75)        (.85)        (.99)       (1.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.91        $6.56        $7.30        $8.09        $8.32        $8.82
------------------------------------------------------------------------------------------------------------------
Market price,
end of period                          $6.87        $6.35        $7.45        $7.94        $8.81        $8.94
------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                    12.87*       (6.77)        3.91          .78        10.29        (4.74)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $95,330      $90,561     $100,130     $110,839     $113,576     $119,193
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .56*        1.10         1.14         1.11         1.11         1.13
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.30*        8.65         8.91         9.03         9.72         9.01
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.18*       56.70       106.41        26.31        78.62        59.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam High Income Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income by investing in a portfolio of high-yielding convertible and nonconvertible securities with the potential for capital appreciation.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counter party may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At February 28, 2003, the value of securities loaned amounted to $1,351. The fund received cash collateral of $1,930, which is pooled with collateral of other Putnam funds into 28 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $14,913,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:


Loss Carryover    Expiration
--------------    ------------------
    $4,424,000    August 31, 2008
     1,283,000    August 31, 2009
     9,206,000    August 31, 2010


Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $7,497,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

The aggregate identified cost on a tax basis is $103,899,288, resulting in gross unrealized appreciation and depreciation of $5,884,883 and $15,003,201, respectively, or net unrealized depreciation of $9,118,318.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2003, the fund's expenses were reduced by $4,370 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $553 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,033,842 and $28,128,876, respectively. There were no purchases and sales of U.S. government obligations.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Stephen C. Peacher
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

88614  061  4/03